SBA Paycheck Protection Program Loan	12 Months Ended
Dec. 31, 2021
Sba Paycheck Protection Program Loan Abstract
SBA Paycheck Protection Program Loan

5. SBA Paycheck Protection Program Loan

On April 17, 2020, the Company received proceeds from a Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”) Loan in the amount of $1,578,500 from Frost Bank, as lender, pursuant to the Coronavirus Aid, Relief, and Economic Security Act. The purpose of the PPP was to encourage the continued employment of workers. On February 5, 2021, the Company received proceeds from a second PPP Loan in the amount of $1,578,500 from Frost Bank, as lender. Both PPP Loans had an interest rate of 1% per annum and a five-year maturity. Under the terms of the PPP Loans, all or a portion of the principal and accrued interest thereon was forgivable by the SBA.

The Company accounted for the PPP Loans as in-substance government grants because it expected to meet the PPP Loans eligibility criteria and concluded that the loans represented, in substance, grants that were expected to be forgiven. Proceeds from the PPP Loans were initially recognized as a deferred income liability.

During the period from loan funding through December 31, 2020, the Company used the first PPP Loan proceeds for eligible payroll expenses, lease, and interest payments. Accordingly, we recognized $1,578,500 as other income in the statements of operations for the year ended December 31, 2020. In 2021, the Company used the proceeds from the second PPP loan for eligible payroll expenses, lease, and interest payments. Accordingly, we recognized $1,578,500 as other income in the statements of operations for the year ended December 31, 2021.

The Company’s application for forgiveness of the first PPP Loan’s principal and accrued interest was approved in full by the SBA on May 20, 2021 and the second PPP Loan’s principal and accrued interest was approved in full by the SBA on August 16, 2021.